EXHIBIT 10.1

TERMINATION OF SIMMONS FIRST NATIONAL CORPORATION
LONG TERM INCENTIVE PLAN

EXHIBIT 10.1

TERMINATION OF
SIMMONS FIRST NATIONAL CORPORATION
LONG TERM INCENTIVE PLAN

          WHEREAS, the Company established the Simmons First National Corporation Long Term Incentive Plan ("Plan") on March 24, 2008;

          WHEREAS, in light of the current economic conditions and the recently adopted statutory and regulatory provisions restricting the use of incentive compensation by certain financial institutions, the Company has determined it is in the best interests of the Company to terminate the Plan;

          NOW, THEREFORE, the undersigned agree as follows:

          1.  Termination of Plan.  The Plan is hereby terminated and cancelled effective on February 23, 2009.

          2.  Notice to Participants.  All participants in the Plan shall be promptly notified in writing of the termination of the Plan.

          IN WITNESS WHEREOF, a duly authorized officer of the Company has executed this instrument this ___ day of _______________, 2009.

SIMMONS FIRST NATIONAL CORPORATION

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